UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 5, 2008

U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17150 South Margay Avenue, Carson, CA		90746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(310) 735-0085

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

The 2008 Annual Meeting of Stockholders of U.S. Auto Parts Network, Inc. (the “Company”) will be held on May 2, 2008 at 10:30 a.m. Pacific Time, at the Torrance Marriott South Bay located at 3635 Fashion Way, Torrance, California.  Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2008 Annual Meeting of Stockholders must have been received by the Company’s Secretary not later than January 15, 2008.  Under the advance notice requirements of the Company’s bylaws, all other stockholder proposals must be received by the Company's Secretary no later than March 15, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 5, 2008                                                      U.S. AUTO PARTS NETWORK, INC.

By:/s/ MICHAEL J. MCCLANE
Michael J. McClane
Chief Financial Officer, Executive Vice President of Finance, Treasurer and Secretary